Exhibit 99

Name: WPG Enterprise Fund III, LLC
Address: c/o Lightspeed Venture Partners, 2200 Sand Hill Road,
Menlo Park, CA 94025
Designated Filer: Schaepe, Christopher J.
Issuer and Ticker Symbol:eHealth, Inc.(EHTH)
Date of Event Requiring Statement: October 18, 2006

Name: Weiss, Peck & Greer Venture Associates IV, LLC
Address: c/o Lightspeed Venture Partners, 2200 Sand Hill Road,
Menlo Park, CA 94025
Designated Filer: Schaepe, Christopher J.
Issuer and Ticker Symbol: eHealth, Inc.  (EHTH)
Date of Event Requiring Statement: October 18, 2006

Name: Weiss, Peck & Greer Venture Associates IV Cayman, LP,
Address: c/o Lightspeed Venture Partners, 2200 Sand Hill Road,
Menlo Park, CA  94025
Designated Filer: Schaepe, Christopher J.
Issuer and Ticker Symbol:eHealth, Inc.  (EHTH)
Date of Event Requiring Statement: October 18, 2006

Name: WPG Information Sciences Entrepreneur Fund, LP
Address: c/o Lightspeed Venture Partners, 2200 Sand Hill Road,
Menlo Park, CA  94025
Designated Filer: Schaepe, Christopher J.
Issuer and Ticker Symbol: eHealth, Inc.  (EHTH)
Date of Event Requiring Statement:  October 18, 2006

Name: Weiss, Peck & Greer Venture Associates V, LLC
Address: c/o Lightspeed Venture Partners, 2200 Sand Hill Road,
Menlo Park, CA  94025
Designated Filer: Schaepe, Christopher J.
Issuer and Ticker Symbol: eHealth, Inc.  (EHTH)
Date of Event Requiring Statement:  October 18, 2006

Name: Weiss, Peck & Greer Venture Associates V-A, LLC
Address: c/o Lightspeed Venture Partners, 2200 Sand Hill Road,
Menlo Park, CA  94025
Designated Filer: Schaepe, Christopher J.
Issuer and Ticker Symbol: eHealth, Inc.  (EHTH)
Date of Event Requiring Statement:  October 18, 2006

Name: Weiss, Peck & Greer Venture Associates V Cayman, LP
Address: c/o Lightspeed Venture Partners, 2200 Sand Hill Road,
Menlo Park, CA  94025
Designated Filer: Schaepe, Christopher J.
Issuer and Ticker Symbol: eHealth, Inc.  (EHTH)
Date of Event Requiring Statement:  October 18, 2006

Name: WPG Information Sciences Entrepreneur Fund II, LLC
Address: c/o Lightspeed Venture Partners, 2200 Sand Hill Road,
Menlo Park, CA  94025
Designated Filer: Schaepe, Christopher J.
Issuer and Ticker Symbol:  eHealth, Inc.(EHTH)
Date of Event Requiring Statement: October 18, 2006

Name: WPG Information Sciences Entrepreneur Fund II-A, LLC
Address:c/o Lightspeed Venture Partners, 2200 Sand Hill Road,
Menlo Park, CA 94025
Designated Filer: Schaepe, Christopher J.
Issuer and Ticker Symbol:  eHealth, Inc.  (EHTH)
Date of Event Requiring Statement: October 18, 2006

Name: WPG VC Fund Adviser, LLC
Address: c/o Lightspeed Venture Partners, 2200 Sand Hill Road,
Menlo Park, CA 94025
Designated Filer: Schaepe, Christopher J.
Issuer and Ticker Symbol:  eHealth, Inc.  (EHTH)
Date of Event Requiring Statement: October 18, 2006

Name: WPG VC Fund Adviser II, LLC
Address: c/o Lightspeed Venture Partners, 2200 Sand Hill Road,
Menlo Park, CA 94025
Designated Filer: Schaepe, Christopher J.
Issuer and Ticker Symbol:eHealth, Inc.  (EHTH)
Date of Event Requiring Statement: October 18, 2006